- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

-   04 / 29 / 2021 04 / 29 / 2021 Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

- Doc ID: 05e1880a12776c9b7a68d56db4d8c28a8b7a524d

HELLOSIGN

Audit Trail

TITLE	Key Executive Benefits Agreement
FILE NAME	Key Executive Benefits Agreement.pdf
DOCUMENT ID	05e1880a12776c9b7a68d56db4d8c28a8b7a524d
AUDIT TRAIL DATE FORMAT	MM / DD / YYYY
STATUS	• Completed

Document History

SENT	**04 / 29 / 2021** 04:16:29 UTC	Sent for signature to Matthew Cooley (matthew.b.cooley@gmail.com) and Steven R. Fife (sfife@lifevantage.com) from moborn@lifevantage.com IP: 107.191.2.1
VIEWED	**04 / 29 / 2021** 20:40:55 UTC	Viewed by Matthew Cooley (matthew.b.cooley@gmail.com) IP: 73.20.95.144
SIGNED	**04 / 29 / 2021** 20:41:34 UTC	Signed by Matthew Cooley (matthew.b.cooley@gmail.com) IP: 73.20.95.144
VIEWED	**04 / 29 / 2021** 23:02:09 UTC	Viewed by Steven R. Fife (sfife@lifevantage.com) IP: 67.214.226.226
SIGNED	**04 / 29 / 2021** 23:02:42 UTC	Signed by Steven R. Fife (sfife@lifevantage.com) IP: 67.214.226.226
COMPLETED	**04 / 29 / 2021** 23:02:42 UTC	The document has been completed.

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